UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 16, 2011

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Facility Z of the UPC Broadband Holding Bank Facility and the Senior Secured Notes.  On February 16, 2011 (the Issue Date), UPCB Finance III Limited (UPCB Finance III), issued $1.0 billion  principal amount of  6.625% senior secured notes (the Senior Secured Notes), at par.  The Senior Secured Notes mature on July 1, 2020. UPCB Finance III is incorporated under the laws of the Cayman Islands, as a special purpose financing company, for the primary purpose of facilitating the offering of the Senior Secured Notes and is owned 100% by a charitable trust.

UPCB Finance III, which has no material business operations, used the proceeds from the Senior Secured Notes to fund a new additional facility (Facility Z) of the senior secured bank facility, as amended from time to time, of UPC Broadband Holding BV (the UPC Broadband Holding Bank Facility), with UPC Financing Partnership (UPC Financing) as the borrower.  UPC Financing used the proceeds from Facility Z to (i) prepay in full outstanding amounts under Facility P of the UPC Broadband Holding Bank Facility and (ii) prepay in part outstanding amounts under Facility T of the UPC Broadband Holding Bank Facility.  UPC Financing and UPC Broadband Holding BV (UPC Broadband Holding) are (i) borrowers under the UPC Broadband Holding Bank Facility and (ii) direct subsidiaries of UPC Holding BV (UPC Holding).  UPC Holding is an indirect subsidiary of Liberty Global, Inc. (LGI).

UPCB Finance III is dependent on payments from UPC Financing under Facility Z in order to service its payment obligations under the Senior Secured Notes. Although UPC Financing has no equity or voting interest in UPCB Finance III, the Facility Z loan creates a variable interest in UPCB Finance III for which UPC Financing is the primary beneficiary, as contemplated by generally accepted accounting principles in the United States (U.S. GAAP). As such, UPC Financing and its parent entities, including UPC Holding and LGI, will be required by the provisions of U.S. GAAP to consolidate UPCB Finance III following the issuance of the Senior Secured Notes.  As such, the amounts outstanding under Facility Z will eliminate in UPC Holding’s and LGI’s consolidated financial statements.

The Senior Secured Notes have been issued pursuant to an indenture (the Indenture), dated the Issue Date, between, among others, UPCB Finance III and The Bank of New York Mellon, as trustee.

Facility Z is made pursuant to an Additional Facility Z Accession Agreement (the Facility Z Accession Agreement). Pursuant to the Facility Z Accession Agreement, the call provisions, maturity and applicable interest rate for Facility Z are the same as those of the Senior Secured Notes.

UPCB Finance III, as a lender under the UPC Broadband Holding Bank Facility, will be treated the same as the other lenders under the UPC Broadband Holding Bank Facility and will have benefits, rights and protections that are similar to those benefits, rights and protections afforded to the other lenders. Through the covenants in the Indenture and the security interests over (i) all of the issued shares of UPCB Finance III and (ii) Facility Z, granted to secure UPCB Finance III’s obligations under the Senior Secured Notes, the holders of the Senior Secured Notes will be provided indirectly with the benefits, rights and protections granted to UPCB Finance III as a lender under the UPC Broadband Holding Bank Facility.

The Senior Secured Notes are non-callable until July 1, 2015. At any time prior to July 1, 2015, upon the occurrence of an Early Redemption Event (being a voluntary prepayment of all or a portion of Facility Z), UPCB Finance III will redeem an aggregate principal amount of the Senior Secured Notes equal to the amount of Facility Z prepaid, at a redemption price equal to 100% of the principal amount of the Senior Secured Notes redeemed plus the Applicable Premium (as defined in the Indenture) as of, and accrued and unpaid interest and Additional Amounts (as defined in the Indenture), if any, to the applicable redemption date. Furthermore, at any time prior to July 1, 2015, upon the occurrence of any Early Redemption Event, UPCB Finance III will redeem an aggregate principal amount of the Senior Secured Notes equal to the principal amount of Facility Z prepaid, not to exceed an amount equal to 10% of the original aggregate principal amount of the Senior Secured Notes during each twelve month period commencing on the Issue Date, at a redemption price equal to 103% of the principal amount of Senior Secured Notes redeemed plus accrued and unpaid interest and Additional Amounts, if any, to the applicable redemption date. On or after July 1, 2015, upon the occurrence of an Early Redemption Event, UPCB Finance III will redeem an aggregate principal amount of the Senior Secured Notes equal to the principal amount of Facility Z prepaid at the following redemption prices (expressed as a percentage of the principal amount), plus accrued and unpaid interest and Additional Amounts, if any, to the applicable redemption date, if redeemed during the twelve month period commencing on July 1 of the years set out below:

Year	Redemption Price

2015	103.313%
2016	102.208%
2017	101.104%
2018 and thereafter	100.000%

The Initial Purchasers of the Senior Secured Notes were BoA Merrill Lynch (Sole Physical Bookrunner), Citi, Credit Suisse, Deutsche Bank, J.P. Morgan, The Royal Bank of Scotland and UBS (Joint Bookrunners).

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Name

4.1

Indenture dated February 16, 2011 among UPCB Finance III, The Bank of New York Mellon, as trustee, registrar, transfer agent, principal paying agent and security agent, and The Bank of New York Mellon, London Branch, as Transparency Directive Agent.

4.2

Additional Facility Z Accession Agreement, dated February 16, 2011, among UPC Financing as Borrower, UPC Broadband Holding, The Bank of Nova Scotia as Facility Agent and Security Agent, and UPCB Finance III as Additional Facility Z Lender, under the UPC Broadband Holding Bank Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 16, 2011

LIBERTY GLOBAL, INC.

By:	/s/ Randy L. Lazzell
Name:	Randy L. Lazzell
Title:	Vice President

Exhibit Index

Exhibit No.	Name

4.1

Indenture dated February 16, 2011 among UPCB Finance III, The Bank of New York Mellon, as trustee, registrar, transfer agent, principal paying agent and security agent, and The Bank of New York Mellon, London Branch, as Transparency Directive Agent.

4.2

Additional Facility Z Accession Agreement, dated February 16, 2011, among UPC Financing as Borrower, UPC Broadband Holding, The Bank of Nova Scotia as Facility Agent and Security Agent, and UPCB Finance III as Additional Facility Z Lender, under the UPC Broadband Holding Bank Facility.